EXHIBIT 99.1

NerdWallet Announces Departure of Chief Marketing Officer Kelly Gillease

SAN FRANCISCO, July 13, 2022--NerdWallet, Inc. (Nasdaq: NRDS) today announced that Chief Marketing Officer (CMO) Kelly Gillease will be stepping down from her role effective October 1, 2022.
Following Gillease’s departure, Brand Marketing, Communications, and Organic Marketing will report directly to Chief Executive Officer (CEO), Tim Chen, while Customer Relationship Marketing (CRM) and Performance Marketing will be split between Chief Product Officer (CPO), John Caine, and Chief Business Officer (CBO), Kevin Yuann. This structure is intended to enable NerdWallet to continue building consumer awareness and trust in its brand while tightening alignment between marketing activities and key products and initiatives. Chen will continue to focus on setting the vision for NerdWallet and ensuring all teams are set up to execute on the company’s strategic priorities. Gillease will serve as a consultant to NerdWallet to assist in the transition following her departure.
“Kelly has accomplished so much during her tenure at NerdWallet and she leaves us, and her team, set up for tremendous success,” said Tim Chen co-founder and CEO of NerdWallet. “Under her leadership, we’ve built on our dominance in Organic Marketing, efficiently scaled investments in key areas including Brand, Performance and CRM and significantly improved our measurement strategies. Kelly has also been an extremely effective people manager, developing a strong bench of marketing leaders and a talented team who will continue their work in establishing NerdWallet as the most trusted brand in personal finance. Marketing remains a critical way we will reach, engage and build a trusted relationship with consumers, as well as a significant driver of our business,” said Chen.
“I’m very proud of what we’ve scaled and accomplished at NerdWallet, and after four awesome years, I’m ready for my next challenge," said Gillease. “I look forward to continuing to serve as a consultant following my departure to ensure a seamless transition and to best position NerdWallet for continued success. I’m excited to see everything this team will continue to accomplish.”
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than those of historical fact and generally can be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “continue,” “change,” “result,” “future,” “will,” “would,” “could,” “can,” “may,” or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management’s evaluation of information currently available and are based on NerdWallet’s current expectations and assumptions regarding NerdWallet’s business, strategies, competitive position, industry environment, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, the timing of Ms. Gillease’s expected departure, our ability to align our internal activities to execute our strategic priorities, and those factors discussed in NerdWallet’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the Securities and Exchange Commission (SEC) and in other filings and furnishings made by NerdWallet with the SEC from time to time. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release and are not guarantees of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
About NerdWallet
NerdWallet (Nasdaq: NRDS) is on a mission to provide clarity for all of life’s financial decisions. As a personal finance website and app, NerdWallet provides consumers with trustworthy and knowledgeable financial information so they can make smart money moves. From finding the best credit card to buying a house, NerdWallet is there to help consumers make financial decisions with confidence. Consumers have free access to our expert content and comparison shopping marketplaces, plus a data-driven app, which helps them stay on top of their finances and save time and money, giving them the freedom to do more. NerdWallet is available for consumers in the U.S., UK and Canada.
“NerdWallet” is a trademark of NerdWallet, Inc. All rights reserved. Other names and trademarks used herein may be trademarks of their respective owners.
Contacts
Investor Relations:
Caitlin MacNamee
ir@nerdwallet.com
Media Relations:
Keely Spillane
press@nerdwallet.com
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